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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 3, 2006


                            AMERICAN MOLD GUARD, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           CALIFORNIA                     001-32862             74-3077656
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(STATE OR OTHER JURISDICTION OF       (COMMISSION FILE         (IRS EMPLOYER
         INCORPORATION)                    NUMBER)           IDENTIFICATION NO.)


                        30200 RANCHO VIEJO ROAD, SUITE G
                     SAN JUAN CAPISTRANO, CALIFORNIA, 92675
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 240-5144


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS;

         (c) American Mold Guard, Inc. ("AMGI") appointed Paul B. Bowman, effective as of May 3, 2006, to the position of Chief Financial Officer. Mr. Bowman replaces Mark Davidson in that position. Mr. Davidson will continue to serve as AMGI's Chief Operating Officer. The compensation package for Mr. Bowman includes an initial grant of stock options for 40,000 shares of common stock and an annual base salary of $180,000. In addition, Mr. Bowman could receive an annual performance based bonus of a grant of up to 5,000 shares of restricted AMGI common stock subject to AMGI achieving certain milestones.

         The business experience and qualifications of Mr. Bowman are as follows:

         PAUL B. BOWMAN, 49, has twenty-seven years of financial and management experience in the computer and semiconductor industry. From 1996 to May 2006, Mr. Bowman has been employed with Applied Materials Corporation, a semi-conductor equipment company. During that time, (i) from 2003 to May 2006, he served as the managing director of investor relations, (ii) from 2001 to 2003, he served as the managing director of finance for worldwide manufacturing; and (iii) from 1999 to 2001, he served as the controller of the worldwide service division. Mr. Bowman received a BS in Finance from Shippensburg State University in 1977.

ITEM 8.01: OTHER EVENTS.

         On May 4, 2006, AMGI issued a press release announcing its hiring of Paul B. Bowman as its Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

ITEM 9.01: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits:

EXHIBIT
NUMBER                        DESCRIPTION
-------                       -----------
99.1             Press release dated May 4, 2006.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              American Mold Guard, Inc.



Dated:  May 4, 2006                           By:   /s/ THOMAS BLAKELEY
                                                 -------------------------------
                                                  Thomas Blakeley,
                                                  Chief Executive Officer



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